UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2005

                             GLOBAL PHARMATECH, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      333-67884              33-0976805
   ---------------------------     ---------------------       ------------
  (State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)

                126 E. 83rd Street, Suite 2F, New York, NY 10028
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (212) 717-4254

                                Autocarbon, Inc.
          (Former name or former address, if changed since last report)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

      The Registrant filed an amendment to its Certificate of Incorporation effective January 31, 2005, pursuant to which it: (1) changed its name from Autocarbon, Inc. to Global Pharmatech, Inc.; (2) declared a one for ten reverse stock split; and (3) authorized the issuance of 5,000,000 shares of preferred stock.

      In connection with the name change to Global Pharmatech, Inc., effective February 3, 2005, the Registrant's Pink Sheets quotation symbol has changed to "GBLP.PK."

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

    Not applicable.

(b) Pro forma financial information.

    Not applicable.

(c) Exhibits.

EXHIBIT NUMBER     DESCRIPTION
--------------     -------------------------------------------------------------

      4.1 Certificate of Amendment to Certificate of Incorporation effective January 31, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GLOBAL PHARMATECH, INC.

Date: February 4, 2005                    /s/ Simon Thurlow
                                          --------------------------------------
                                          Simon Thurlow
                                          President and Chief Financial Officer

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